PROJECT PROFILE
St. Botolph Apartments Boston, MA

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is providing financing for the $54.7 million rehabilitation of St. Botolph Apartments in Boston, Massachusetts. The HIT’s investment will help preserve long-term housing affordability while supporting significant energy-efficiency improvements at the property.

Originally built in 1972, St. Botolph Apartments consists of 132 units of public housing within an eight-story masonry structure. Although the building has undergone periodic maintenance and isolated upgrades over the years, it has not experienced a comprehensive renovation since its construction. The upcoming rehabilitation represents a critical opportunity to modernize the property and improve the quality of life for its residents.

The project will be designed to meet Passive House standards, significantly enhancing the building’s energy performance. Upon completion, the property will operate entirely on electric power. Planned improvements include upgrades to major building systems, replacement of windows and doors, masonry repointing and cleaning, as well as renovations to individual units and shared common areas.

HIT ROLE	The HIT is investing $31 million in an FHA-insured construction and permanent loan note originated by MassHousing. Under the Massachusetts Housing Initiative, launched in 2007, the HIT and its subsidiary Building America CDE, Inc. have financed 44 projects in the Commonwealth.
SOCIAL IMPACT	Units will be restricted as affordable to households making 50% to 80% of area median income. St. Botolph Apartments is centrally located in the Back Bay neighborhood of Boston, adjacent to the Prudential MBTA station and within comfortable walking distance of multiple grocery stores and public amenities. This location provides residents with convenient access to transit, essential services, and everyday necessities.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $31.0 Million	Total Development Cost $54.7 Million	132 Units (100% affordable)	453,830 Hours of Union Construction Work Generated	$16.5 Million Tax revenue generated	$100.1 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2025. Economic impact data is in 2025 dollars and all other figures are nominal.

PROJECT PROFILE | St. Botolph Apartments – Boston, MA

“The Massachusetts AFL-CIO is proud that labor’s capital is helping to preserve affordable housing in Boston. Projects like St. Botolph’s demonstrate HIT’s ability to forge impactful investments that benefit local members and their communities.”

- Kevin Brousseau, Secretary-Treasurer Massachusetts AFL-CIO

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT's portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

9/2025

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com